Filed under Rule 497(e)

Registration No. 333-08653

Seasons Series Trust

(the “Trust” and each series thereof, a “Portfolio”)

Supplement dated January 23, 2023, to the Portfolios’ Statement of Additional Information, dated July 29, 2022, as supplemented and amended to date (“SAI”)

At a Joint Special Meeting of Shareholders held on January 19, 2023, shareholders elected six trustees to the Board of Trustees (the “Board”) of the Trust, including one new trustee, and approved other matters presented to them in the Notice of Joint Special Meeting of Shareholders, dated November 4, 2022, and the associated Joint Proxy Statement.

In addition, at a meeting held on October 13, 2022 (the “October Meeting”), the Board approved the removal of the Portfolios’ non-fundamental investment restrictions, as described below. The removal of these restrictions is not intended to affect the manner in which the Portfolios are managed. Also at the October Meeting, the Board approved new subadvisory agreements between SunAmerica Asset Management, LLC and the Portfolios’ subadvisers in connection with the Separation Plan (as defined below), pursuant to the Trust’s manager-of-managers exemptive order. The new subadvisory agreements will become effective after the first Change of Control Event (as defined below).

Effective immediately, the following changes are made to the SAI:

Election of Trustees

The first table in the section entitled “TRUSTEES AND OFFICERS OF THE TRUST” is deleted in its entirety and replaced with the following:

Name and Age	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2,3]	Other Directorship(s) Held By Trustee[4]
Independent Trustees
Tracey C. Doi Age: 61	Trustee	2021 – Present	Chief Financial Officer of Toyota Motor North America (2000-August 2022); Board Member, National Asian American Chamber of Commerce (2012-Present); Board Governor, Japanese American National Museum (2005-Present); Board Member, 2020 Women on Boards (nonprofit leadership organization) (2017-	80	Director, Quest Diagnostics (healthcare) (2021-Present); Director, City National Bank (banking) (2016-Present).

Name and Age	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2,3]	Other Directorship(s) Held By Trustee[4]
			Present); Board Member, National Association of Corporate Directors, North Texas (nonprofit leadership organization) (2020-Present).
Jane Jelenko Age: 74	Trustee	2006 – Present	Retired Partner of KPMG LLP and Managing Director of BearingPoint, Inc. (formerly KPMG Consulting) (2003-Present).	80	Director, Countrywide Bank (banking) (2003-2008); Director, Cathay General Bancorp and Cathay Bank (banking) (2012-2018).
Gilbert T. Ray[5] Age: 78	Trustee	2001 – Present	Retired Partner, O’Melveny & Myers LLP (law firm) (2000-Present).	80

Director, Advance Auto Parts, Inc. (retail-auto & home supply stores) (2002-2018); Director, Watson, Wyatt Worldwide (services– management consulting services) (2000-2018); Director, DineEquity (services– restaurant) (2004-Present); Director, Diamond Rock Hospitality (financial– real estate) (2005-Present); Director, Towers Watson & Co. (services– management consulting services) (2010-2018).

Charles H. Self III Age: 65	Trustee	2021 – Present	Chief Operating Officer, Chief Compliance Officer and Chief Investment Officer of iSectors (2014-Present); Chief Investment Officer of Sumnicht & Associates (2014-Present).	80	None.
Martha B. Willis[6] Age: 62	Trustee	2023 – Present	President and Founder, MBW Consulting (August 2022-Present); Executive Vice President, Chief	80	None.

Name and Age	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2,3]	Other Directorship(s) Held By Trustee[4]
			Marketing Officer of TIAA (June 2020-March 2022); Executive Vice President, Chief Marking Officer, Nuveen (May 2016-June 2020); Board Member, Nuveen UCITS funds (investment funds) (2019-2021).
Bruce G. Willison Age: 74	Trustee and Chairman	2001 – Present	Professor of Management, Anderson School at UCLA (1999-2011); Dean, Anderson School at UCLA (1999-2005); co-founder, Grandpoint Capital, Inc. (2009-2010).	80

Director, Grandpoint Bank (banking) (2011-Present); Director, Indy Mac Bancorp (banking) (2003-2008); Director, Move, Inc. (internet real estate site) (2003-Present); Director, Health Net, Inc. (health insurance plan) (2000-2016).

Interested Trustee
John T. Genoy[7] Age: 54	President and Trustee	2021 – Present	President (since 2021) and Chief Operating Officer (since 2006), SunAmerica; Chief Financial Officer and Director, SunAmerica (2002-2021); Senior Vice President, SunAmerica (2004-2021).	80	None.

1	Trustees serve until their successors are duly elected and qualified.
2

The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes: the Trust (61 portfolios); SST (19 portfolios); and VALIC Company I (36 funds).

3	Number includes the Trust (61 portfolios) and SST (19 portfolios).
4

Directorships of companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

5

On January 18, 2023, the Board approved a temporary exception to the Independent Trustee Retirement Policy to extend the term of Mr. Ray until the earlier of the adjournment of the meeting of the Board on June 8, 2023, or such time as his successor is duly elected and qualified.

6	Ms. Willis was elected as a new Independent Trustee to the Trust’s Board as of the close of business on January 19, 2023.
7	Mr. Genoy is considered to be an Interested Trustee based on his positions with SunAmerica.

The subsection entitled “TRUSTEES AND OFFICERS OF THE TRUST – Board and Committees” is revised to delete references to Garrett F. Bouton and is supplemented to add the following information:

Martha B. Willis. Ms. Willis has served as a Trustee since 2023. She has over 40 years of experience in the financial services industry, including serving as Executive Vice President and Chief Marketing Officer of TIAA and Nuveen from 2016 to 2022, where she led the enterprise marketing, branding and corporate communications teams across TIAA Retirement, TIAA Bank and Nuveen. She served as director and chair of Nuveen’s UCITS funds from 2019 to 2021. She also previously served as Chief Marketing Officer of OppenheimerFunds from 2009 to 2016.

The first table in the section entitled “TRUSTEE OWNERSHIP OF PORTFOLIO SHARES” is deleted in its entirety and replaced with the following:

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2021.

Name of Trustee	Dollar Range of Equity Securities in the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[2]

Independent Trustees
Tracey C. Doi	$0	$0
Jane Jelenko	0	0
Gilbert T. Ray[3]	0	0
Charles H. Self III	0	0
Martha B. Willis[4]	N/A	N/A
Bruce G. Willison	0	0

Interested Trustee
John T. Genoy	0	0

1	Includes the value of shares beneficially owned by each Trustee in each Portfolio of the Trust.
2	Includes the Trust (19 portfolios) and SAST (61 portfolios).
3

On January 18, 2023, the Board approved a temporary exception to the Independent Trustee Retirement Policy to extend the term of Mr. Ray until the earlier of the adjournment of the meeting of the Board on June 8, 2023, or such time as his successor is duly elected and qualified.

4	Ms. Willis was elected as a new Independent Trustee to the Trust’s Board as of the close of business on January 19, 2023.

The subsection entitled “TRUSTEE OWNERSHIP OF PORTFOLIO SHARES – Compensation of Trustees” is deleted in its entirety and replaced with the following:

Compensation of Trustees

The following table sets forth the compensation paid to each Independent Trustee for his/her services as a Trustee to the Trust and as a Trustee/Director to certain of the funds within the Fund Complex for the fiscal year ended March 31, 2022. Neither any Interested Trustee nor any officer of the Trust receives any compensation from the Trust for serving as a Trustee or an officer.

Name of Trustee	Aggregate Compensation from the Portfolios in this SAI	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation from Trust and Fund Complex Paid to Trustees[1]

Garrett F. Bouton[2]	$22,150	—	$212,500
Carl D. Covitz[3]	16,512	—	156,250
Tracey C Doi	22,150	—	212,500
Jane Jelenko	23,134	—	221,875
Gilbert T. Ray[4]	22,941	—	220,000
Charles H. Self III	22,150	—	212,500
Allan L. Sher[3]	17,116	—	161,875
Martha B. Willis[5]	N/A	N/A	N/A
Bruce G. Willison	29,267	—	280,000

1	As of March 31, 2022, the Fund Complex included SAST (61 portfolios), VALIC Company I (37 funds), and the Trust (19 portfolios).
2	Mr. Bouton retired from the Board as of the close of business on January 19, 2023.
3	Each of Mr. Covitz and Mr. Sher retired from the Board as of the close of business on December 31, 2021.
4

On January 18, 2023, the Board approved a temporary exception to the Independent Trustee Retirement Policy to extend the term of Mr. Ray until the earlier of the adjournment of the meeting of the Board on June 8, 2023, or such time as his successor is duly elected and qualified.

5	Ms. Willis was elected as a new Independent Trustee to the Trust’s Board as of the close of business on January 19, 2023.

New Investment Advisory and Management Agreements

In the section entitled “INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT,” the first two paragraphs are deleted in their entirety and replaced with the following:

The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica to handle the management of the Trust and its day-to-day affairs. The Adviser, located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311, is an indirect, wholly-owned subsidiary of Corebridge, which is a majority-owned subsidiary of AIG, a U.S.-based international insurance organization. AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

AIG, the parent of Corebridge, has announced its intention to sell all of its interest in Corebridge over time (such divestment, the “Separation Plan”). On September 19, 2022, AIG sold a portion of its interest in Corebridge in an initial public offering of Corebridge common stock, following which AIG’s interest in Corebridge is approximately 78%. While AIG and Corebridge believe that Corebridge’s initial public offering did not result in a transfer of a controlling block of outstanding voting securities of SunAmerica or Corebridge (“a Change of Control Event”), it is anticipated that one or more of the transactions contemplated by the Separation Plan will ultimately be deemed a Change of Control Event resulting in the assignment and automatic termination of the current Advisory Agreement. To ensure that SunAmerica may continue to provide advisory services to the Portfolios without interruption, at a meeting held on October 13, 2022, the Board approved a new investment advisory and management agreement with SunAmerica, in connection with the Separation Plan. The Board also agreed to call and hold a joint meeting of shareholders on January 19, 2023, for shareholders of each Portfolio to (1) approve the new investment advisory and management agreement with SunAmerica that would be effective after the first Change of

Control Event, and (2) approve any future investment advisory and management agreements approved by the Board and that have terms not materially different from the then-current agreement, in the event there are subsequent Change of Control Events arising from completion of the Separation Plan that terminate the investment advisory and management agreement after the first Change of Control Event. Approval of a future investment advisory and management agreement means that shareholders may not have another opportunity to vote on a new agreement with SunAmerica even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of SunAmerica. At the January 19, 2023 meeting, shareholders of the Portfolios approved the new and future investment advisory and management agreements.

“Manager-of-Managers” Arrangement

The second paragraph in the section entitled “SUBADVISORY AGREEMENTS” is deleted in its entirety and replaced with the following:

SunAmerica manages the passively-managed component of the SunAmerica Index Portfolios. In addition, SunAmerica manages the Seasons Managed Allocation Portfolios. SunAmerica may terminate any subadvisory agreement with a Subadviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into subadvisory agreements relating to the Portfolios with unaffiliated subadvisers approved by the Board without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ unaffiliated subadvisers for new or existing portfolios, change the terms of subadvisory agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any changes that are made pursuant to the exemptive order within 60 days of hiring a new subadviser or making a material change to an existing subadvisory agreement. The order also permits the Portfolios to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. In addition, pursuant to no-action relief, the SEC staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Portfolios’ shareholders have approved the Portfolios’ reliance on the no-action relief. SunAmerica will determine if and when a Portfolio should rely on the no-action relief.

Elimination of Non-Fundamental Investment Restrictions

The subsection entitled “INVESTMENT RESTRICTIONS – Non-Fundamental Investment Restrictions” is deleted in its entirety.

Other Changes

The penultimate paragraph in the section entitled “THE TRUST” is deleted in its entirety and replaced with the following:

Shares of the Trust are held by separate accounts of American General Life Insurance Company, a Texas life insurer (“AGL”), The United States Life Insurance Company in the City of New York, a New York life insurer (“USL”), and The Variable Annuity Life Insurance Company,

a Texas life insurer (“VALIC”) (the “Separate Accounts”). AGL, USL and VALIC (the “Life Companies”) are indirect, wholly-owned subsidiaries of Corebridge Financial, Inc. (“Corebridge”), which is a majority-owned subsidiary of American International Group, Inc. (“AIG”), a U.S.-based international insurance organization. The Life Companies may issue Variable Contracts that also will use the Trust as the underlying investment. The offering of Trust shares to variable annuity and variable life separate accounts is referred to as “mixed funding.” It may be disadvantageous for variable annuity separate accounts and variable life separate accounts to invest in the Trust simultaneously. Although neither the Life Companies nor the Trust currently foresee such disadvantages either to variable annuity or variable life contract owners, the Board of the Trust will monitor events in order to identify any material conflicts to determine what action, if any, should be taken in response thereto. Shares of the Trust may be offered to separate accounts of other life insurance companies that are affiliates of the Life Companies and to SA VCP Dynamic Allocation Portfolio (“SDAP”), SA VCP Dynamic Strategy Portfolio (“SDSP”) and by the Seasons Managed Allocation Portfolios. SDAP and SDSP are separate portfolios of SAST.

The first paragraph in the subsection entitled “SUPPLEMENTAL GLOSSARY – Other Investment Companies” is deleted in its entirety and replaced with the following:

Other Investment Companies. The Portfolios may invest in securities of other investment companies, including ETFs, up to the maximum extent permissible under the 1940 Act. Investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act. Except for investments in money market funds permitted by Rule 12d1-1, Section 12(d) of the 1940 Act prohibits a Portfolio from acquiring more than 3% of the voting shares of any other investment company, and prohibits more than 5% of a Portfolio’s total assets being invested in securities of any one investment company or more than 10% of its total assets being invested in securities of all investment companies, unless the Portfolio is able to rely on and meet the requirements of one or more rules under the 1940 Act that permit investments in other investment companies in excess of these limits. In addition, to the extent a Portfolio has knowledge that its shares are purchased by another investment company in reliance on the provisions of paragraph (G) of Section 12(d)(1) of the 1940 Act, the Portfolio will not acquire shares of other affiliated or unaffiliated registered open-end investment companies or registered unit investment trusts in reliance on paragraph (F) or (G) of Section 12(d)(1) of the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. The SA Multi-Managed International Equity Portfolio may also purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specific foreign regions. Investments in other investment companies are subject to market and selection risk.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.